FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 23rd day of August, 2000, by and between AEI Income & Growth Fund 23 LLC, ("Fund 23"), whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and Tumbleweed, Inc. (hereinafter referred to as "Lessee"), whose principal business address is 1900 Mellwood Avenue, Louisville, Kentucky;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Kettering, Ohio, and legally
described   in  Exhibit  "A",  which  is  attached   hereto   and
incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor Fund 23 have entered into that certain Net Lease Agreement dated February 25, 2000 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing August 23, 2000, plus the period commencing February 25, 2000
("Occupancy Date") through the effective date hereof, with the contemplated initial term hereof ending on August 31, 2015.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through August 31, 2001.

2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

     (A)  Annual Rent Payable for the first and second Lease
          Years: Lessee shall pay to Lessor an annual Base Rent of $120,821.10, which amount shall be payable in advance on the first day of each month in equal monthly installments of $10,068.43 to Fund 23. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 34 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.
1.
IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                     LESSEE:  Tumbleweed, Inc.,

                              By: /s/ Gregory A Compton
                              Its:  VP/Secretary & General Counsel

Witness

/s/ Sarah Snyder
    Sarah Snyder
    Print Name

Witness

/s/ Kathy Corum
    Kathy Corum
    Print Name




STATE OF KENTUCKY)
                    )SS.
COUNTY OF JEFFERSON)


     The  foregoing  instrument was acknowledged before  me  this
10th  day  of  August  2000 by     Gregory  A  Compton,  as  Vice
President/Secretary and General Counsel of Tumbleweed, Inc., on behalf of said corporation.


                            /s/ Lisa Hall
                     Notary Public commission expires  f-27-2003

[seal]




                           LESSOR:

                           AEI INCOME & GROWTH FUND 23 LLC

                           By:  AEI Fund Management XXI, Inc.
Witness
/s/ Michael B Daugherty    By: /s/ Robert P Johnson
    Michael B Daugherty            Robert P. Johnson, President
    Print Name


Witness
/s/ Ann M Feucht
    Ann M Feucht
    Print Name


STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 23rd day of August 2000, by Robert P Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund 23 LLC, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public

[notary seal]



LEASE AMENDMENT, TUMBLEWEED, KETTERING, OHIO









                        Legal Description


Situate in the City of Kettering, County of Montgomery, State of
Ohio, and being Lot 1 Kettering Towne Center Section 1 as recorded in Plat Book 177, Page 19 of the Plat Records of
Montgomery County, Ohio.

Together with non-exclusive rights of ingress and egress and parking as set forth in Cross Easement Agreement by and between Center-Plex Venture and AEI Income & Growth Fund 23 LLC dated
23 August, 2000.

Subject to all Easements, covenants, conditions, agreements and restrictions of record.